SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 24, 2009
                                                         -----------------


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                    1-5084                 23-1145880
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(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
Incorporation or Organization)           Number)            Identification No.)



          Navy Yard Corporate Center, Three Crescent Drive, Suite 200,
                                 Philadelphia, PA         19112
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              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

     On November 24, 2009, Tasty Baking Company (the "Company") filed a Statement of Change of Registered Office (the "Statement of Change") with the Commonwealth of Pennsylvania to amend its Amended and Restated Articles of Incorporation. The Statement of Change amended Article Third to change the address of the Company's registered office from 2801 Hunting Park Avenue, Philadelphia, PA 19129 to Navy Yard Corporate Center, Three Crescent Drive, Suite 200, Philadelphia, PA 19112. The amendment of the Amended and Restated Articles of Incorporation changing the registered office address was effective November 24, 2009, upon the filing of the Statement of Change with the Commonwealth.

     The foregoing description of the Statement of Change is qualified in its entirety by reference to the text of the Statement of Change, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

     (d) The following exhibit is filed herewith:

     Exhibit 3.1     Statement of Change of Registered Office of Tasty Baking
                     Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TASTY BAKING COMPANY
                                       (Registrant)


     Date:  November 30, 2009          /s/Paul D. Ridder
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                                       Paul D. Ridder
                                       Senior Vice President and Chief Financial
                                       Officer